UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2009

FEDERAL HOME LOAN BANK OF CHICAGO

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51401	36-6001019
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

111 East Wacker Drive Chicago, Illinois		60601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

(312) 565-5700

Former name or former address, if changed since last report:

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Matt Feldman, President and CEO of the Federal Home Loan Bank of Chicago (the “Bank”), will address the meeting of the Wisconsin Bankers Association on Tuesday, February 10, 2009. A copy of the presentation materials for this meeting is attached to this Form 8-K as Exhibit 99.1.

The presentation will include a discussion of information relating to other-than- temporary impairment (“OTTI”) of private label mortgage-backed securities (“MBS”) and the potential impact of reduced mortgage interest rates on the Bank’s financial condition and future net interest income.

The Bank currently holds a significant portfolio of private-label MBS of which all of these securities were rated AAA at the time of purchase. Management is currently engaged in an analysis of the Bank’s private-label MBS to determine the extent of OTTI recognition for the fourth quarter. While the Bank expects it will report a “sizeable” OTTI impairment in the fourth quarter of 2008, it also expects the charge would not exceed fourth quarter earnings.

Mortgage rates have declined and the Federal Reserve Board and Treasury Department have announced policies and priorities to keep mortgage rates below 5%. A significant decrease in mortgage rates accompanied by prepayments of the Bank’s mortgage assets is likely to result in a material reduction of Bank balance sheet holdings of higher yielding mortgage assets. We anticipate that replacement assets subsequently acquired would likely be at lower yields, and may materially impact the Bank’s future net interest income.

This Form 8-K contains forward-looking statements which are based upon our current expectations and speak only as of the date hereof. These statements may use forward-looking terms, such as “anticipates,” “believes,” “expects,” “could,” “plans,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on these terms. The Bank cautions that, by their nature, forward-looking statements involve risk or uncertainty, that actual results could differ materially from those expressed or implied in these forward-looking statements, and that actual events could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, instability in the credit and debt markets, economic conditions (including effects on, among other things, mortgage-backed securities), changes in mortgage interest rates and prepayment speeds on mortgage assets and the risk factors set forth in the Bank’s periodic filings with the Securities and Exchange Commission, which are available on the Bank’s Web site at www.fhlbc.com. The Bank assumes no obligation to update any forward-looking statements made in this Form 8-K.

The information being furnished pursuant to Items 7.01 and 9.01 on this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Presentation to the Wisconsin Bankers Association Bank Executives Conference on February 10, 2009

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Chicago

Date: February 10, 2009	By:	/s/ Peter E. Gutzmer
Peter E. Gutzmer Executive Vice President, General Counsel and Corporate Secretary

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